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                                                                    Exhibit 3.44

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                       CERTIFICATE OF LIMITED PARTNERSHIP

TYPE OR PRINT CLEARLY IN BLACK INK
----------------------------------

Pursuant to Section 33-42-210 of the 1976 South Carolina code, as amended, the undersigned limited partnership submits the following:

1.   The name of the proposed limited partnership is___________________________

2. The address of the office of the registered agent of the limited partnership is

     __________________________________________________________________________
                                   Street Address

     __________________________________________________________________________
     City                County                 State              Zip Code

3.   The name of the registered agent at the above address is__________________

             I hereby consent to the appointment as registered agent

                      ____________________________________
                                Agent's Signature

4.   The address of the principal office is:

     __________________________________________________________________________
                                  Street Address

     __________________________________________________________________________
     City                County                 State              Zip Code

5. The name and mailing address of each general partner of the limited partnership:

     a.   _____________________________________________________________________
          Name

          _____________________________________________________________________
                                       Mailing Address

          _____________________________________________________________________
                City                   State                      Zip Code

     b.   _____________________________________________________________________
          Name

          _____________________________________________________________________
                                       Mailing Address

          _____________________________________________________________________
                City                   State                      Zip Code

6.   The latest date upon which the limited partnership is to dissolve:________

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                                           ____________________________________
                                           Name of Limited Partnership

7. The optional provisions which the limited partnership wishes to include are as follows:

     __________________________________________________________________________

     __________________________________________________________________________

8. The existence of the limited partnership shall begin as of the filing date with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended):
_______________________________________________________________________



Date ____________________

                                     1.  _____________________________________
                                         Signature of General Partner

                                         _____________________________________
                                         Type or Print Name


                                     2.  _____________________________________
                                         Signature of General Partner

                                         __________________________________
                                         Type or Print Name

                               FILING INSTRUCTIONS
                               -------------------

1. Two copies of this application, the original and either a duplicate original or a conformed copy, must be filed.

2. If space on this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form, or prepare this form by computer disk which will allow additional space to be included on the form.

3. This application must be signed by all general partners and accompanied by the filing fee of $10.00 payable to the "SECRETARY OF STATE."

     Return to:      Secretary of State
                     P.O. Box 11350
                     Columbia, SC  29211

                                      NOTE
                                      ----

THE FILING OF THIS DOCUMENT DOES NOT, IN AND OF ITSELF, PROVIDE AN EXCLUSIVE RIGHT TO USE THIS NAME ON OR IN CONNECTION WITH ANY PRODUCT OR SERVICE. USE OF A NAME AS A TRADEMARK OR SERVICE MARK WILL REQUIRE FURTHER CLEARANCE AND REGISTRATION AND BE AFFECTED BY PRIOR USE OF THE MARK. FOR MORE INFORMATION, CONTACT THE TRADEMARKS DIVISION OF THE SECRETARY OF STATE'S OFFICE AT (803) 734-2511.


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